Banner Corporation

Second Quarter 2020


Photo by
Siti Alimah


Photo by
Yvonne McDonald


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Photo by
Salvador Saldana

Disclosure Statement

Today's presentation deals with Banner's business outlook and will include forward-looking statements. Those statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner's general outlook for economic and other conditions. Additional forward-looking statements may be made in the question and answer period following the presentation. These forward-looking statements are subject to a number of risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released July 22, 2020 as well as the Form 10-K for the year ended December 31, 2019 and Forms 10-Q filed quarterly thereafter. Forward-looking statements are effective only as of the date they are made, and Banner assumes no obligation to update information concerning its expectations.

Pandemic response at Banner

Clients

- Reduced branch lobby access; drive-up facilities and ATMs remain accessible to serve clients
- Funded 8,655 SBA Payroll Protection Program loans totaling $1.12B as of June 30th
- Deferred payments or waived interest on 3,314 loans with $1.10B in balances as of June 30th
  - For approximately 38% of these loans, the deferral period has yet to expire
- Waived penalties for early IRA distributions up to $100,000 and CD withdrawals up to $25,000
- Increased daily limits on mobile check deposits and ATM withdrawal limits

Employees

- Implemented measures to support employees working from home
- Created special program for employees deemed worksite essential with increased pay
- Providing additional paid time-off for exposure or sickness

Community

- Complying with state and federal orders to contain the spread of the virus
- Contributing to a number of local and regional nonprofits
- Provided financial support to community agencies for emergency and basic needs within our footprint

Pandemic risk: Early impact exposure

Total loan portfolio at 06/30/20: $10,284* (millions)



Early Impact at Risk
$836
9%
by Industry
by State
WA $396 $516
OR $183 $237
CA $197 $253
ID $22 $36
Other $38 $44
Loans at Risk
PPP Loans



Health Care Facilities $225 $302
Health Care Practioners $122 $179
Hotel & Accomodation $218 $230
Restaurants & Food Services $169 $255
Recreation & Leisure $102 $120
Loans at Risk
PPP Loans

* Includes $1,122 in PPP loans, which are regarded as no risk and of which $250 are in early impact industries. Early impact loans at risk represent 9% of the non-PPP portfolio. Loans to early impact industries Including PPP loans, represent 11% of the total PPP-inclusive portfolio.

Pandemic risk: Investment properties

Total loan portfolio at 06/30/20:	$10,284* (millions)
Secured by investment properties:	$ 2,018


Investment Properties
$2,018
20%
by Collateral


Retail
$545
Office
$550
Industrial
$239
Medical/Assisted Living
$187
Hotel/Motel
$201
Mini Storage
$151
Other
$81
Recreational Facility
$34
Restaurant
$30

* Includes $1,122 in PPP loans, all of which are unsecured, categorized as C&I loans, and excluded from investment properties.

Pandemic risk: Loan pool by industry

$ Millions

Industry:	Health Care Facilities	Health Care Practioners	Hotel & Accomodation	Restaurants & Food Services	Recreation & Leisure	Early Impact	Future Impact	Total
Commercial real estate:								
Owner-occupied	24.8	15.9	2.5	23.9	55.6	122.7	904.7	1,027.4
Investment properties	98.1	20.1	175.3	17.2	7.3	317.9	1,699.9	2,017.8
Small balance CRE	12.2	13.2	11.2	18.2	11.0	65.9	558.8	624.7
Multifamily real estate	0.3	0.0	0.5	0.0	0.0	0.8	436.4	437.2
Construction and land								
Commercial construction	22.1	1.8	15.3	6.3	12.8	58.4	157.5	215.9
Multifamily construction	0.0	0.0	0.0	0.0	0.0	0.0	256.3	256.3
One- to four-family construction	0.1	0.0	0.0	0.0	0.0	0.1	528.9	529.0
Land and land development	0.0	0.6	0.0	0.0	0.0	0.6	235.0	235.6
Commercial business:								
Commercial business*	134.8	79.6	18.3	147.0	25.3	405.0	1,967.2	2,372.2
Small business scored	9.3	48.1	6.6	42.1	7.7	113.8	665.9	779.7
Agricultural business and farmland	0.0	0.1	0.0	0.0	0.2	0.3	327.7	328.1
One- to four-family residential	0.0	0.2	0.0	0.0	0.0	0.2	817.5	817.8
Consumer:								
Consumer—home equity lines	0.0	0.0	0.0	0.0	0.0	0.0	515.6	515.6
Consumer—other	0.0	0.0	0.0	0.0	0.0	0.0	126.8	126.8
Toal loans receivable	301.8	179.6	229.7	254.8	120.0	1,085.8	9,198.2	10,284.0
* PPP loans included in com'l bus	77.4	56.5	11.6	86.2	18.1	249.7	872.2	1,121.9

CECL impact and Allowance for Credit Losses

$ Millions


Allowance for Credit Losses Build
103.3
ALLL ÷ Loans 1.08%
14.9
118.2
ACLL ÷ Loans 1.16%
24.1
142.0
ACLL ÷ Loans 1.52%
25.0
167.0
ACLL ÷ Loans 1.52%
(1.71% excluding HFS and PPP)
Q4 2019
Day 1 Impact
Day 1
Forecast Adjustment & Other
Q1 2020
Forecast Adjustment & Other
Q2 2020


Allowance for Credit Losses
103.3
2.7
100.6
118.2
9.7
0.1
108.4
142.0
11.5
0.1
130.5
167.0
10.6
0.1
156.4
12/31/2019
01/01/2020
03/31/2020
06/30/2020
Loans
Unfunded Loan Commitments
HTM Securities

- Provision expense for Q2 2020 of $29.5MM reflects the impact of the deterioration in forecasted economic conditions, HFI portfolio composition change, qualitative adjustments, loan migration and charge offs
- The economic forecast reflects the outlook as of June which contemplates unemployment of 14% in Q2 of 2020 and 9.5% in Q4 of 2020
- The reserve for unfunded commitments decreased $0.9MM at the end of Q2 2020 reflecting changes in the mix of unfunded commitment loan types
- The ACLL coverage ratio on held for investment loans excluding PPP loans stood at 1.71% at Q2 2020

Pandemic risk: PPP response

(As of 6/30/20, $ in millions)

SBA Paycheck Protection Program

- Funded 8,655 applications through June
- Funded $1.1B of loans through June
- 90% existing Banner clients; 10% new clients

PPP Loans by Industry


Other 13%
Const 20%
Health Care 12%
Mfg 12%
Prof Svc 9%
Accomm and Food Svc 9%
Retail Trade 6%
Agriculture 6%
Other Svc 5%
Admin Srv 4%
Wholesale Trade 4%

PPP Loans by Geography


ID 5%
Other 2%
OR 20%
WA 51%
CA 22%

	# of Loans	Total $MM	Avg Loan Size
Up to $350,000	7,995	$507.2	$63,000
$350,000 to $2MM	610	$446.3	$732,000
Over $2MM	50	$168.5	$3,370,000
Total	**8,655**	**$1,121.9**	**$130,000**

Pandemic risk: Deferrals and modifications

Deferred payments or waived interest on 3,314 loans with $1.10B in balances through June 30st

Commercial deferrals on 2,478 loans with $984.6MM in balances

Mortgage forbearance on 282 loans with $86.0MM in balances

Consumer deferrals on 554 loans with $32.5MM in balances

For approximately 38% of these loans, the deferral period has yet to expire

Commercial Deferrals by Industry and % of Portfolio at June 30, 2020

Industry	$ by Industry (MM)	$ by Collateral (MM)*	Total (MM)	% of Total Segment**	Unexpired Total (MM)	Unexpired % of Total Segment**	Unexpired # of Loans
Real Estate and Rental and Leasing	$441.1	($296.0)	$145.1	6%	$86.6	3%	129
Hotel and Accommodation	$151.3	$14.8	$166.1	67%	$43.0	17%	18
Restaurant and Food Service	$66.9	$16.0	$82.9	36%	$11.8	5%	49
Health Care Facilities	$4.4	$39.3	$43.7	12%	$12.1	3%	26
Health Care Practitioners	$43.0	-	$43.0	35%	$6.0	5%	19
Recreation and Leisure	$57.6	$19.3	$76.8	59%	$5.6	4%	7
Retail Trade	$32.8	$224.7	$257.5	24%	$141.8	13%	307
Other Services (except Public Admin)***	$51.9	($18.0)	$33.9	23%	$8.1	5%	19
Other	$135.6	-	$135.6	5%	$33.3	1%	317
Total	**$984.6**	-	**$984.6**	**13%**	**$348.3**	**4%**	**891**

* Redistributed deferrals and modifications where collateral is identified to be associated with a named industry.
** Total segment includes both loans by NAICS industry code and loans by related collateral type. Does not include PPP loans.
*** Other Services includes Religious Organizations, Civil and Social Organizations, Salons, Dry-cleaning, and similar services.

Merging Islanders Bank into Banner Bank

Combining to ...

- Expand offerings to Islanders' clients
- Leverage growing presence of Banner name in the North Sound
- Improve corporate operating efficiencies
  - Expect 1-year payback on $2M merger costs

Islanders BANK

Islanders Bank

Assets	$ 0.3B
Deposits	$ 0.3B
Loans	$ 0.2B
Offices	3

Expected close and integration: Q1 2021



Salish Sea
Duncan
Central Saanich
Saanich
Colwood
Victoria
Lynden
Lummi I.R.
Bellingham
Anacortes
Mount Vernon
Oak Harbor
Port Townsend
Arlington
Banner Bank
Islanders Bank

Building value at Banner

Building value for stakeholders …

by focusing on core banking competency …

that is sustainable through change events …

and scalable with acquisition growth

Banner Corporation	
Assets	$14.4B
Deposits	$12.0B
Loans	$10.5B
Offices	176
Employees	2,200



CANADA
WA
Seattle
Spokane
Portland
Eugene
OR
ID
Boise
Medford
NV
Sacramento
CA
AZ
NM
Los Angeles
San Diego
MEXICO
Banner Bank
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Skagit Bank
AltaPacific Bank

Recent Additions

	2019 Q4 AltaPacific Bank	2018 Q4 Skagit Bank	2015 Q4 AmericanWest Bank	2015 Q1 Siuslaw Bank	2014 Q2 SW Oregon Branches
Assets	$0.4B	$0.9B	$4.5B	$0.4B	$0.2B
Deposits	$0.3B	$0.8B	$3.6B	$0.3B	$0.2B
Loans	$0.3B	$0.6B	$3.0B	$0.2B	$0.1B
Offices	6	11	98	10	6

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Growing revenue

- Take advantage of ideal geography
- Offer super community bank value proposition
- Guard and improve reputation
- Grow market share

Growing revenue … in a good place since 1890

Population Estimate (millions)

	2020	2030	Growth
Washington	7.7	8.7	12%
Oregon	4.3	4.7	10%
Idaho	1.8	2.3	18%
California	39.6	41.3	4%
Region	53.4	56.8	6%
United States	***330.0***	***349.8***	***6%***

- Banner's 3 northern states are among the fastest growing in the country.

Strong Population Growth Forecast


United States
Washington
Oregon
Idaho
California
2010 to 2020
2020 to 2030
Rank: 9th
7th
12th
11th
4th
2nd
22nd
25th
0%
5%
10%
15%
20%
25%

Source: U.S. Census Bureau
Moody's Analytics Forecasted


CANADA
WA
Seattle
Spokane
Portland
Eugene
OR
ID
Boise
Medford
MT
WY
NV
UT
CO
Sacramento
CA
AZ
NM
Los Angeles
San Diego
MEXICO
Banner Bank
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Skagit Bank
AltaPacific Bank

Growing revenue … in an ideal geography

BANNER CORPORATION

Powerful and diverse economic drivers

From Banner's Pacific Northwest base to …	
Technology	Microsoft, intel, amazon, Micron, Expedia
Manufacturing	BOEING, intel, PACCAR
Consumer	amazon, COSTCO WHOLESALE, STARBUCKS, NIKE, NORDSTROM
Logistics	Port of Seattle, Port of Tacoma, PORT OF PORTLAND, LA THE PORT OF LOS ANGELES, Port of LONG BEACH, PORT of SAN DIEGO
Natural Resources	Weyerhaeuser, TRIMARINE, Trident Seafoods
Agriculture	Traditional, specialty crops, orchards, wineries, …

California

From Apple

to zoomerang,

from Silicon Valley to

the Central Valley …

the world's 6th largest

economy

Growing revenue

Offer super community bank value proposition

- Broad product offerings serving middle market, small business and consumer client base
- Decision making as close to client as possible
- Delivery channels aligned to maximize tactical execution of strategic plan
- Community investment

Growing revenue

Guard and improve reputation

- Recognized by Forbes (4th consecutive year)
  - *Forbes* 2020 "World's Best Banks" and 2017-2019 "Top 100 US Banks"
- Highest Retail Banking Client Satisfaction in the Northwest
  - JD Power 2017-2019, 2012-2013 U.S. Retail Banking Satisfaction Study℠
- Best Bank in the Pacific Region
  - *Money* 2019-2020 "America's Best Banks"
- Top 200 Healthiest Banks 2019
  - DepositAccounts.com/LendingTree
- Consistent recipient of highest rating
  - *BauerFinancial* Star Rating™
- Top SBA lender*
  - "Regional Lender of the Year" — Seattle/Spokane District 2013-2019
  - "Star Performer" — Portland District 2016-2019
- Released from enhanced regulatory oversight (April 2012)
- Repurchased all TARP Senior Preferred Stock during 2012 ($124 M)

*Due to 2020 pandemic, the SBA did not undertake recognition programs in early 2020.

Growing revenue

Grow transaction deposit accounts

Quarter Ending	Non-Interest Bearing		Interest Bearing	
	Number	YOY Δ	Number	YOY Δ
06/30/20	309,780	3.5%[1]	152,411	1.1%[1]
12/31/09	71,178	8.0%	50,955	1.1%

- Excluding all acquisitions, the number of transaction deposit accounts has grown ~110% since 2009, about an 8% compound annual growth rate.
- In Q3 2019, sold one Idaho branch holding about 1,200 accounts.
- In Q4 2017, sold seven Utah branches holding about 6,700 accounts.
- Including acquisitions, the number of transaction deposit accounts has increased more than 2½ times.
- ~ 53,000 AmericanWest Bank interest bearing accounts were converted to non-interest bearing accounts at systems conversion.



Thousands
500
400
300
200
100
0
Interest Bearing
Non-Interest Bearing
AltaPacific Bank
Skagit Bank
AmericanWest Bank
Siuslaw Bank
SW Oregon Branches
Credit Crisis
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

[1] Year-over-year growth rates exclude accounts acquired from AltaPacific Bank, while number of accounts include them.

Growing revenue

Grow core revenue

Quarter Ending	Quarter		LTM	
	Amount	YOY Δ	Amount	YOY Δ
06/30/20	$ 145 M	3.9%	$ 565 M	4.2%
12/31/09	$ 45 M	5.8%	$ 177 M	-0.6%



Millions
150
125
100
75
50
25
0
Other Income
Net Interest Income
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Grow deposit fees[1]

Quarter Ending	Quarter		LTM	
	Amount	YOY Δ	Amount	YOY Δ
06/30/20	$ 7.5 M	-46.3%	$ 37.3 M	-27.5%
12/31/09	$ 5.3 M	1.6%	$ 21.4 M	-0.7%



Millions
25
20
15
10
5
0
20%
16%
12%
8%
4%
0%
Other Fees
Mortgage Bnkg
Deposit Fees
Deposit Fees as % of Core Revenue
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

[1] Effective July 1, 2019, Banner became subject to the Durbin Amendment, limiting the amount of interchange fees it can charge for certain debit card transactions.

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Protecting net interest margin

- Improve earning asset mix
- Improve funding mix
- Reduce deposit costs
- Maintain loan-to-deposit ratio

Protecting net interest margin

Improve Earning Asset Mix

12/31/2009



Coml & Ag
19%
Securities
14%
Consumer
7%
CRE Owner
11%
16%
Res Mortgage
CRE Investor
21%
12%
Res Const/Dev

06/30/2020



Coml & Ag
28%
Securities
18%
Consumer
5%
6%
Res Mortgage
CRE Owner
11%
6%
Res Const/Dev
CRE Investor
26%

$ Billions	12/09	06/20
Securities	0.6	2.3
Coml & Ag	0.9	3.5
CRE Owner	0.5	1.3
CRE Investor	0.9	3.3
Res Const/Dev	0.5	0.7
Res Mortgage	0.7	0.8
Consumer	0.3	0.7
Total	4.4	12.6

Improve Funding Mix

12/31/2009



14%
Non-Interest Bearing
Certificates of Deposit
45%
31%
Interest Bearing and Savings
FHLB & Other
10%

06/30/2020



Certificates of Deposit
8%
4%
FHLB, Sub Debt & Other
42%
Non-Interest Bearing
Interest Bearing and Savings
46%

$ Billions	12/09	06/20
Non-Interest	0.6	5.3
Interest Bearinc	1.3	5.7
CDs	2.0	1.0
FHLB & Other	0.4	0.5
Total	4.3	12.5

Protecting net interest margin

Grow core deposits

Quarter Ending	Balance	YOY Δ	% of Total
06/30/20	$10,974M	33.5%	91%
12/31/09	$ 1,924M	16.8%	50%



Noncore Deposits
Core Deposits
Core Deposit %
Billions
12
10
8
6
4
2
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Reduce deposit costs

Quarter Ending	Quarter Amount	Quarter Rate	LTM Amount	LTM Rate
06/30/20	$ 6.7M	0.23%	$ 35.4M	0.34%
12/31/09	$ 17.7M	1.83%	$ 83.2M	2.21%



Loan Yield
Deposit Cost
Loan–Deposit Spread
8%
7%
6%
5%
4%
3%
2%
1%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Protecting net interest margin

Maintain 90–95% loan-to-deposit ratio

Quarter Ending	Ratio
06/30/20	88%
12/31/09	98%



50%
40%
30%
20%
10%
0%
Net Noncore Funding Dependence
Banner
Peer Median
Peer Top Quartile
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19



115%
110%
105%
100%
95%
90%
85%
80%
75%
70%
Deposits
Loans
Loan-to-Deposit Ratio
12
10
8
6
4
2
0
Billions
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Protecting net interest margin

Maintain top quartile net interest margin

Quarter Ending	Quarter Amount	Quarter Rate	LTM Amount	LTM Rate
06/30/20	$ 119 M	3.90%	$ 475 M	4.17%
12/31/09	$ 39 M	3.53%	$ 146 M	3.36%



5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
Net Interest Margin
Banner
Peer Top Quartile
Peer Median
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19



8%
7%
6%
5%
4%
3%
2%
1%
0%
Earning Asset Yield
Funding Cost
Net Interest Margin
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Spending carefully

- Benefit from scale
- Control core operating expense

Spending carefully

Control core operating expense

Quarter Ending	Quarter Amount	Quarter YOY Δ	LTM Amount	LTM YOY Δ
06/30/20	$ 87M	1.1%	$357M	3.4%
12/31/09	$ 31M	-10.1%	$132M	-2.5%



Efficiency Ratio
Banner
Peer Median
Peer Top Quartile
100%
90%
80%
70%
60%
50%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19



Millions
Other
Information
Occupancy
Compensation
Efficiency Ratio
100
80
60
40
20
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Maintaining a moderate risk profile

- Embrace effective enterprise risk management
- Minimize nonperforming assets
- Maintain appropriate loan loss reserve
- Maintain appropriate risk capital

Maintaining a moderate risk profile

Minimize nonperforming assets

Quarter Ending	NPLs Amount	NPLs % of TA	OREO Amount	OREO % of TA
06/30/20	$ 37M	0.35%	$ 2M	0.02%
12/31/09	$214M	5.53%	$ 78M	2.01%



4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
ACLL to Total Loans
Banner
Peer Top Quartile
Peer Median
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19



Millions
350
300
250
200
150
100
50
0
Other Real Estate Owned
Nonperforming Loans
ACLL
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Maintaining a moderate risk profile

Maintain appropriate risk capital

Quarter Ending	Tier 1 Leverage	TCE / TA
06/30/20	9.83%	8.76%
12/31/09	9.62%	5.87%



Tier 1 Leverage
Banner
Peer Top Quartile
Peer Median
18%
16%
14%
12%
10%
8%
6%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19



Total Capital
Tier 1 Leverage Ratio
TCE/ Tangible Assets
20%
16%
12%
8%
4%
0%
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Billions
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Employing capital wisely

- Maintain premium to tangible book value
- Pay appropriate dividends
- Prepare for future opportunities

Maintain premium to tangible book value

Maintain favorable stock price to TBV and EPS

Quarter Ending	Stock Price [1]	TBV	Price / TBV	EPS LTM	P/E Ratio
06/30/20	$ 35.38	$ 34.89	101%	$ 3.24	10.9x
06/30/10	$ 15.07	$ 29.03	52%	$ -8.06	n/m



2.0%
1.5%
1.0%
0.5%
0.0%
Return on Average Assets
Banner
Peer Top Quartile
Peer Median
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19



$ 5.00
$ 4.00
$ 3.00
$ 2.00
$ 1.00
$ 0.00
$ 75
$ 60
$ 45
$ 30
$ 15
$ 0
Earnings per Share LTM
Tangible BV per Share
Banner Stock Price
Before 2010 Q2 capital raise
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

[1] Average closing price for the month following quarter-end.

* *Through July 21st*

Building value at Banner

Building value for …

Shareholders by delivering top quartile financial performance

Clients by delivering super community bank service and products

Employees by offering opportunity and reward

Communities by providing capital and staying involved